UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2017

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February 28, 2017, Green Dot Corporation (“Green Dot” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8‑K (the “Original Form 8‑K”) disclosing, among other things, it had consummated its purchase ("Purchase") of all the limited liability company interests of UniRush, LLC ("UniRush"). This Current Report on Form 8‑K/A amends and supplements the Original Form 8‑K to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of Form 8‑K.
Item 7.01. Regulation FD Disclosure.
In connection with the foregoing, the Company also posted to its website supplemental financial information and commentary by Mark L. Shifke, the Company’s Chief Financial Officer. A copy of the supplemental financial information and commentary is furnished as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited financial statements of UniRush as of and for the year ended December 31, 2016 are filed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of Green Dot as of and for the year ended December 31, 2016, after giving effect to the Purchase and the adjustments described in such pro forma financial statements, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Number	Description
23.1	Consent of Independent Auditor, Deloitte & Touche LLP
99.1	Audited financial statements of UniRush,LLC as of and for the year ended December 31, 2016
99.2	Unaudited pro forma condensed combined financial statements of Green Dot as of and for the year ended December 31, 2016
99.3	CFO Commentary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Mark Shifke
Mark Shifke
Chief Financial Officer

Date: May 16, 2017

EXHIBIT INDEX

Number	Description
23.1	Consent of Independent Auditor, Deloitte & Touche LLP
99.1	Audited financial statements of UniRush, LLC as of and for the year ended December 31, 2016
99.2	Unaudited pro forma condensed combined financial statements of Green Dot as of and for the year ended December 31, 2016
99.3	CFO Commentary